UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2013 (August 19, 2013)

American Realty Capital Trust V, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-187092	90-0929989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Lowe’s Home Centers – 4 Pack

On August 19, 2013, following the completion of its due diligence review of four Lowe’s home centers located in North Carolina (Fayetteville, New Bern and Rocky Mount) and Macon, Georgia, American Realty Capital Trust V, Inc. (the “Company”) finalized the prerequisite conditions to acquire, and subsequently acquired, leasehold and fee simple interests in the properties on that same date. Pursuant to the terms of the purchase and sale agreement dated as of July 19, 2013, the Company’s obligation to close upon the acquisition was subject to the satisfactory completion of a due diligence review of the properties, among other conditions. The purchase and sale agreement contains customary representations and warranties by the seller.

The description of the four Lowe’s home centers located in the locations described above set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Food Lion Grocery Store – Charlotte, North Carolina

On August 19, 2013, following the completion of its due diligence review of a Food Lion grocery store located in Charlotte, North Carolina, the Company finalized the prerequisite conditions to acquire, and subsequently acquired, the fee simple interest in the property on that same date. Pursuant to the terms of the purchase and sale agreement dated as of July 11, 2013, the Company’s obligation to close upon the acquisition was subject to the satisfactory completion of a due diligence review of the property, among other conditions. The purchase and sale agreement contains customary representations and warranties by the seller.

The description of the Food Lion grocery store located in Charlotte, North Carolina described above set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Lowe’s Home Center – Aiken, South Carolina

On August 21, 2013, following the completion of its due diligence review of a Lowe’s home center located in Aiken, South Carolina, the Company finalized the prerequisite conditions to acquire, and subsequently acquired, a partial leasehold interest in the property on that same date. Pursuant to the terms of the purchase and sale agreement dated as of July 19, 2013, the Company’s obligation to close upon the acquisition was subject to the satisfactory completion of a due diligence review of the property, among other conditions. The purchase and sale agreement contains customary representations and warranties by the seller.

The description of the Lowe’s home center located in Aiken, South Carolina described above set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Lowe’s Home Centers – 4 Pack

On August 19, 2013, the Company, through wholly owned subsidiaries of its operating partnership, closed its acquisition of leasehold and fee simple interests in four Lowe’s home centers located in North Carolina (Fayetteville, New Bern and Rocky Mount) and Macon, Georgia for a contract purchase price of $48.1 million, exclusive of closing costs. The sellers have no material relationship with the Company and the acquisitions were not affiliated transactions.

The Company funded 100% of the acquisition with cash from its ongoing initial public offering.

The properties are 100% leased to Lowe’s Home Centers, Inc. and the leases are guaranteed by Lowe’s Companies, Inc. (NYSE: “LOW”), which carries an investment grade credit rating as determined by major credit rating agencies. The leases are net whereby the tenants are required to pay substantially all operating expenses, excluding all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about each of the properties relating to the seller, type of ownership interest, lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations and renewal options.

Property	Seller	Ownership Interest	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Renewal Options
Fayetteville, NC	RSH, LLC	Leasehold	June 2000	May 2030	135,197	$0.9 million	3% increase in Year 21	Six Five-Year Options
New Bern, NC	H/S Newlo, LLC	Fee Simple	July 1999	July 2029	135,406	$0.9 million	5% increase in Year 21	Six Five-Year Options
Rocky Mount, NC	H/S Roclo, LLC	Fee Simple	December 1997	November 2027	130,316	$1.0 million	5% increase in Year 21	Six Five-Year Options
Macon, GA	H/S Maclo Two, LLC	Leasehold	October 2000	September 2030	135,197	$1.0 million	5% increase in Year 21	Six Five-Year Options

Food Lion Grocery Store – Charlotte, North Carolina

On August 19, 2013, the Company, through a wholly owned subsidiary of its operating partnership, closed its acquisition of a fee simple interest in a Food Lion grocery store located in Charlotte, North Carolina for a contract purchase price of $8.9 million, exclusive of closing costs. The seller has no material relationship with the Company and the acquisition was not an affiliated transaction.

The Company funded 100% of the acquisition with cash from its ongoing initial public offering.

The property is 100% leased to Food Lion, LLC and the lease is guaranteed by Delhaize America, Inc. The lease is net whereby the tenant is required to pay substantially all operating expenses, excluding all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about the property relating to the seller, lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations and renewal options.

Seller	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Renewal Options
Lilly Claire Company, LLC	October 2009	October 2029	44,549	$0.6 million	None	Six Five-Year Options

Lowe’s Home Center – Aiken, South Carolina

On August 21, 2013, the Company, through a wholly owned subsidiary of its operating partnership, closed its acquisition of a partial leasehold interest in a Lowe’s home center located in Aiken, South Carolina for a contract purchase price of $10.6 million, exclusive of closing costs. The seller has no material relationship with the Company and the acquisition was not an affiliated transaction.

The Company funded 100% of the acquisition with cash from its ongoing initial public offering.

The property is 100% leased to Lowe’s Home Centers, Inc. and the lease is guaranteed by Lowe’s Companies, Inc. (NYSE: “LOW”), which carries an investment grade credit rating as determined by major credit rating agencies. The lease is net whereby the tenant is required to pay substantially all operating expenses, excluding all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about the property relating to the seller, lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations and renewal options.

Seller	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Renewal Options
H/S Aiklo, LLC	September 1998	August 2028	135,197	$0.8 million	5% increase in Year 21	Six Five-Year Options

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired (Lessees)

Set forth in this Item 9.01(a) are summary audited and unaudited financial statements of Lowe’s Companies, Inc. described under Item 2.01 of this Current Report on Form 8-K.

Lowe’s Companies, Inc. currently files its audited and unaudited financial statements in reports filed with the U.S. Securities and Exchange Commission, and the following summary audited and unaudited financial data regarding Lowe’s Companies, Inc. are taken from such filings:

(Amounts in Millions)		Fiscal Year Ended
	Three Months Ended May, 2013 (Unaudited)	February 1, 2013 (Audited)	February 3, 2012 (Audited)	January 28, 2011 (Audited)
Statement of Operations Data
Net sales	$13,088	$50,521	$50,208	$48,815
Gross margin	4,555	17,327	17,350	17,152
Net earnings	540	1,959	1,839	2,010
Condensed Consolidated Balance Sheets
Total assets	34,731	32,666	33,559	33,699
Long-term debt	9,073	9,077	7,627	6,573
Total stockholders’ equity	13,252	13,857	16,533	18,112

Also set forth in this Item 9.01(a) are summary audited and unaudited financial statements of Delhaize Group, the parent of the guarantor of the lease to Food Lion, LLC described under Item 2.01 of this Current Report on Form 8-K.

Delhaize Group currently files its audited and unaudited financial statements in reports filed with the U.S. Securities and Exchange Commission, and the following summary audited and unaudited financial data regarding Delhaize Group are taken from such filings:

(Amounts in Millions)		Year Ended
	Six Months Ended June 30, 2013 (Unaudited)	December 31, 2012 (Audited)	December 31, 2011 (Audited)	December 31, 2010 (Audited)
Statement of Operations Data
Revenues	€10,451	€22,737	€21,110	€20,850
Operating profit	348	390	813	1,024
Net profit	165	103	475	575
Condensed Consolidated Balance Sheets
Total assets	11,784	11,917	12,292	10,902
Long-term debt	2,312	2,469	2,413	2,006
Total equity	5,241	5,188	5,419	5,069

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST V, INC.

Date: August 23, 2013	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch Chief Executive Officer and Chairman of the Board of Directors